[EXHIBIT 99.2]



             Certification of Chief Financial Officer Regarding
          Periodic Report Containing Financial Statements Pursuant
              to Section 906 of the Sarbanes-Oxley Act of 2002


	I, Frederick M. Friedman, the Chief Financial Officer of Eagle Supply Group, Inc. (the "Company"), in compliance with 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company's Annual Report on Form 10-K for the period ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission:

        * fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        * the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/ Frederick M. Friedman
                                  -----------------------------------------
                                  Name: Frederick M. Friedman
                                  Date: September 27, 2002